                               TABLE OF CONTENTS

SUMMARY.......................................     1
FEE TABLE.....................................     3
FINANCIAL HIGHLIGHTS -- INTERNATIONAL GROWTH
  FUND........................................     4
THE PORTFOLIOS................................     5
  Investment Philosophy.......................     5
  Investment Objective and Policies...........     5
    DRIEHAUS INTERNATIONAL GROWTH FUND........     5
    DRIEHAUS ASIA PACIFIC GROWTH FUND.........     6
    DRIEHAUS EMERGING MARKETS GROWTH FUND.....     7
  Portfolio Investments and Risk
           Considerations.....................     8
  Restrictions on Each Portfolio's
           Investments........................    15
HOW TO PURCHASE SHARES........................    16
HOW TO REDEEM SHARES..........................    17
NET ASSET VALUE...............................    19
DISTRIBUTIONS AND TAXES.......................    19
INVESTMENT RETURN.............................    21
MANAGEMENT OF THE FUND........................    22
ORGANIZATION AND DESCRIPTION OF SHARES........    24

This prospectus contains information about the Fund that a prospective investor should know before investing and should be retained for future reference. A Statement of Additional Information dated December 31, 1997, as amended from time to time, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. It is available upon request without charge from the Fund at the address or telephone number on this cover. Each portfolio is a series of the Driehaus Mutual Funds.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[DRIEHAUS INTERNATIONAL LOGO]

DRIEHAUS INTERNATIONAL
GROWTH FUND

DRIEHAUS ASIA PACIFIC
GROWTH FUND

DRIEHAUS EMERGING
MARKETS GROWTH FUND


PROSPECTUS December 31, 1997


DRIEHAUS MUTUAL FUNDS
25 East Erie Street
Chicago, Illinois 60611
1-800-560-6111

The objective of the Driehaus International Growth Fund is to maximize capital appreciation. The Portfolio pursues its objective by investing primarily in the equity securities of foreign companies.

The objective of the Driehaus Asia Pacific Growth Fund is to maximize capital appreciation. The Portfolio pursues its objective by investing primarily in equity securities of companies in the Asia Pacific region.

The objective of the Driehaus Emerging Markets Growth Fund is to maximize capital appreciation. The Portfolio pursues its objective by investing primarily in the equity securities of companies in emerging markets around the world.

There is no assurance that a Portfolio's objective will be achieved.

INVESTMENTS IN THE PORTFOLIOS INVOLVE SIGNIFICANT RISKS. (SEE "THE PORTFOLIOS -- PORTFOLIO INVESTMENTS AND RISK CONSIDERATIONS.")

                                    SUMMARY
--------------------------------------------------------------------------------

     The Driehaus International Growth Fund, the Driehaus Asia Pacific Growth Fund and the Driehaus Emerging Markets Growth Fund (collectively the "Portfolios," and each individually a "Portfolio") are each a series of the Driehaus Mutual Funds (the "Fund"), an open-end management investment company. The Fund is a "no-load" fund. There are no sales charges.

     INVESTMENT OBJECTIVES AND POLICIES. Each Portfolio's investment objective is to maximize capital appreciation. Each Portfolio seeks to achieve its objective by investing primarily in the equity securities of foreign companies using growth-oriented investment criteria. It is anticipated that each Portfolio will have a relatively high rate of portfolio turnover, which generally increases the brokerage costs. See "The Portfolios -- Portfolio Investments and Risk Considerations -- Portfolio Turnover." The investment adviser believes that, over time, the costs associated with such turnover will be offset by higher performance. There can be no assurance that each Portfolio's investment objective will be achieved. See "The Portfolios -- Investment Objective and Policies."

     INVESTMENT RISKS. Each Portfolio is intended for long-term investors who can accept the risks entailed in investing in foreign securities following the investment adviser's growth-oriented investment philosophy. Since each Portfolio invests primarily in foreign securities, investors should understand and consider carefully the risks involved in foreign investing. Investing in foreign securities involves certain considerations involving both risks and opportunities not typically associated with investing in U.S. securities. Such risks include fluctuations in exchange rates on foreign currencies, less public information, less government supervision, less liquidity and greater price volatility. In addition, each Portfolio expects to have substantial investments in emerging markets, which may be subject to greater risks than other foreign investments, including the risks of expropriation or other adverse political, social or diplomatic developments that could affect investment in these nations. As "non-diversified" funds, each Portfolio will be able to invest a relatively high percentage of its assets in a limited number of issues, therefore making it more susceptible to a single economic, political or regulatory occurrence than a diversified fund. To varying degrees, each of the Portfolios may invest in small and medium size companies, which may be subject to greater price volatility than larger companies. See "The Portfolios -- Portfolio Investments and Risk Considerations."

     PURCHASES AND REDEMPTIONS. The minimum initial investment for each Portfolio is $100,000. The minimum additional investment is $20,000. Shares of each Portfolio are offered only to residents of states and other jurisdictions in which the shares are eligible for purchase. See "How to Purchase Shares." For information on redeeming Portfolio shares, see "How to Redeem Shares."

     NET ASSET VALUE. The purchase and redemption price of each Portfolio's shares is its net asset value per share. The net asset value is determined as of the close of regular trading on the New York Stock Exchange. See "Net Asset Value."

     DIVIDENDS. Each Fund normally distributes dividends of net investment income and any net realized short-term and long-term capital gains annually. Distributions will be reinvested automatically in additional Fund shares, unless the investor makes a different election. See "Distributions and Taxes."

     INVESTMENT ADVISER. Driehaus Capital Management, Inc. (the "Adviser") provides management and investment advisory services to the Fund. For its services to the Fund, the Adviser is paid a fee at the annual rate of 1.5% of average net assets of each Portfolio. See "Management of the Fund."

     FINANCIAL HISTORY. Although the Fund was first established as a registered investment company on June 5, 1996, the International Growth Fund succeeded to the assets of the Driehaus International Large Cap Fund, L.P., a limited partnership organized on July 1, 1990 (the "Limited Partnership"). The performance history included herein for the International Growth Fund is based upon the operations of the Limited Partnership, restated to reflect the anticipated expenses of the International Growth Fund. The Asia Pacific Growth Fund and the Emerging Markets Fund commenced operations in December 1997. See "Distributions and Taxes."

                                   FEE TABLE
--------------------------------------------------------------------------------

                                                                       ASIA         EMERGING
                                                  INTERNATIONAL       PACIFIC       MARKETS
                                                     GROWTH           GROWTH         GROWTH
                                                  -------------       -------       --------
SHAREHOLDER TRANSACTION EXPENSES
  Sales Load Imposed on Purchases.............        None              None          None
  Sales Load Imposed on Reinvested
     Dividends................................        None              None          None
  Deferred Sales Load.........................        None              None          None
  Redemption Fees*............................        None              None          None
  Exchange Fees...............................        None              None          None
ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)
  Management Fees.............................        1.50%             1.50%         1.50%
  12b-1 Fees..................................        None              None          None
  Other Expenses..............................         .63%             1.45%***      1.25%***
                                                      ----              ----          ----
  Total Fund Operating Expenses...............        2.13%**           2.95%***      2.75%***

-------------------
  * There is a $25 charge for payments of redemption proceeds by wire.

 ** Total Fund Operating Expenses do not reflect the transfer agent's voluntary fee waiver of .02% during the prior fiscal year. The Adviser has agreed to reduce its fee and absorb other operating expenses to the extent necessary to ensure that the total fund operating expenses (other than interest, taxes, brokerage commissions and other portfolio transaction expenses, capital expenditures and extraordinary expenses) will not exceed 2.25% of average net assets during 1998.

*** The Adviser has agreed to reduce its fee and absorb other operating expenses to the extent necessary to ensure that the total fund operating expenses (other than interest, taxes, brokerage commissions and other portfolio transaction expenses, capital expenditures and extraordinary expenses) will not exceed 2.95% of the average net assets of the Asia Pacific Growth Fund and 2.75% of the average net assets of the Emerging Markets Growth Fund for the first twelve months of the respective Portfolio's operations. Without expense reimbursement, "Other Expenses" and "Total Fund Operating Expenses" are estimated to be 7.10% and 8.60%, respectively, for the Asia Pacific Growth Fund and 3.30% and 4.80%, respectively, for the Emerging Markets Growth Fund for each Portfolio's first fiscal year.

EXAMPLE. The following example illustrates the expenses that an investor would pay on a $1,000 investment assuming (1) 5% annual return and (2) redemption at the end of each time period:

                                                        1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                        ------    -------    -------    --------
International Growth................................     $22        $71       $124        $281
Asia Pacific Growth.................................      31         98         --          --
Emerging Markets Growth.............................      29         91         --          --

The purpose of the preceding table is to assist investors in understanding the various costs and expenses that an investor in a Portfolio will bear directly or indirectly. Because they are new portfolios, the percentages shown for the Asia Pacific Growth Fund and the Emerging Markets Growth Fund are estimates for the first fiscal year and the example is completed for only the one- and three-year periods. NEITHER THE 5% RATE OF RETURN NOR THE FEES AND EXPENSES SHOWN ABOVE SHOULD BE CONSIDERED INDICATIONS OF PAST OR FUTURE RETURNS, FEES OR EXPENSES. ACTUAL RETURNS, FEES AND EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

               FINANCIAL HIGHLIGHTS -- INTERNATIONAL GROWTH FUND
--------------------------------------------------------------------------------

     The figures below for the fiscal period from October 28, 1996 (commencement of operations) through August 31, 1997 have been audited by Arthur Andersen LLP. The Fund's 1997 Annual Report to Shareholders, which may be obtained without charge by calling or writing to the Fund, is incorporated by reference into the Statement of Additional Information. Per share data for an outstanding share throughout the period is as follows:

                                                              INTERNATIONAL GROWTH FUND
                                                                 FOR THE PERIOD FROM
                                                                  OCTOBER 28, 1996
                                                                       THROUGH
                                                                   AUGUST 31, 1997
                                                              -------------------------
Net asset value, beginning of period........................          $  10.00
  INCOME FROM INVESTMENT OPERATIONS:
     Net investment loss....................................             (0.05)
     Net gains on securities (both realized and
       unrealized)..........................................              1.95
                                                                   -----------
          Total from investment operations..................              1.90
                                                                   -----------
  LESS DISTRIBUTIONS:
     Dividends from net investment income...................              0.00
     Distributions from capital gains.......................              0.00
                                                                   -----------
          Total distributions...............................              0.00
                                                                   -----------
Net asset value, end of period..............................          $  11.90**
Total return................................................             19.00%
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period (in 000's)......................          $180,545
  Ratio of expenses to average net assets***................              2.11%*
  Ratio of net investment loss to average net assets***.....             (0.67)*
  Portfolio turnover........................................            380.02%**

-------------------
  * Annualized.

 ** Not annualized.

*** Such ratios are after voluntary transfer agent fee waivers. The ratio of expenses to average net assets is 2.13% before fees waived.

     Average commission rate paid per share on stock transactions for the period from October 28, 1997 through August 31, 1997 was $0.0016. Foreign commissions usually are lower than U.S. commissions when expressed as cents per share due to the lower per share price of many non-U.S. securities.

                                 THE PORTFOLIOS
--------------------------------------------------------------------------------

     The International Growth Fund, Asia Pacific Growth Fund and Emerging Markets Growth Fund are each a series of the Driehaus Mutual Funds (the "Fund"), an open-end management investment company. Driehaus Capital Management, Inc. (the "Adviser") provides management and investment advisory services to the Fund. Prospective investors should consider an investment in a Portfolio as long-term investment. There is no assurance that a Portfolio will meet its investment objective.

INVESTMENT PHILOSOPHY

     The Adviser's investment philosophy is that accelerating sales and earnings, consistent with high earnings quality and market timeliness, are principal criteria for equity investment. Earnings quality reflects the extent to which current earnings are indicative of future results. Market timeliness reflects the expectation of an upward movement in the price of a particular stock in the near future. Information that may alert the Adviser to such situations includes strong company earnings reports, evidence of increased order backlogs, new product introductions and industry developments. This fundamental information is combined with technical analyses (price and volume charts, rating services where available, etc.) in order to reach an overall judgment about a security's attractiveness. The Adviser's security selection will be made primarily using these company-specific criteria and, to a lesser extent, using macroeconomics or country-specific analyses. While the Adviser seeks companies that have demonstrated superior earnings growth, the Adviser may also purchase the stock of companies based on the expectation of capital appreciation where there is no demonstrable record of earnings growth or increasing sales. This is more likely to occur in emerging markets.

     In evaluating countries for investment and determining country and regional weights, the Adviser considers numerous criteria, including the current and prospective growth rates of various economies, interest rate trends, inflation rates, trade balances and currency trends. The Adviser also reviews technical information on stock markets. The analysis may also include considerations specific to a certain country or region of the world. For example, a rapid increase in the middle class in a developing economy may signal increased demand for consumer goods such as soft drinks, convenience foods or clothes. Similarly, a decline in the value of a country's currency may increase demand for its exports and reduce operating margins for companies which import most of their products.

INVESTMENT OBJECTIVE AND POLICIES

     DRIEHAUS INTERNATIONAL GROWTH FUND. The investment objective of the Portfolio is to maximize capital appreciation. The Portfolio seeks to achieve its objective by investing primarily in the equity securities of foreign companies. Under normal market conditions, the Portfolio will invest substantially all (no less than 65%) of its assets in at least three countries other than the United States. There are no maximum limitations on the number of countries in which the Adviser can or must invest at a given time. There are also no specific limitations on the percentage of assets that may be invested in securities of issuers located in any one country at a given time. The Portfolio is a non-diversified fund. Current dividend income is not an investment consideration, and dividend income is incidental to the Portfolio's overall investment objective.

     The securities markets of many developing economies are sometimes referred to as "emerging markets." Although the amount of the Portfolio's assets invested in emerging markets will vary over time, the Adviser currently expects that a substantial portion of the Portfolio's assets will be invested in emerging markets. Currently, emerging markets generally include every country in the world other than the United States, Canada, Japan, Australia, New Zealand, Hong Kong, Singapore and most Western European countries. These markets are generally characterized by limited trading volume and greater volatility and, as a result, the Portfolio may be subject to greater risks to the extent of its investments in such markets. Moreover, the Portfolio is not limited to a specific percentage of assets that may be invested in a single emerging market country (although at all times the Portfolio must be invested in the assets of at least three countries). Therefore, to the extent a substantial portion of the Portfolio's assets are invested in a specific country, the Portfolio would be particularly subject to the risks associated with that country.

     Equity securities include common and preferred stock, warrants or rights or options that are convertible into common stock, debt securities that are convertible into common stock and depositary receipts for those securities. The Portfolio may purchase foreign securities in the form of sponsored or unsponsored depositary receipts or other securities representing underlying shares of foreign issuers. Generally, the Portfolio would purchase depositary receipts, rather than directly investing in the underlying shares of a foreign issuer, for liquidity, timing or transaction cost reasons. The Portfolio also may utilize a wide range of other securities and derivative instruments to indirectly gain exposure to foreign securities, including but not limited to foreign investment companies, swap agreements and similar arrangements. The Portfolio generally will invest in securities of issuers with market capitalizations of greater than $300 million and will not invest in securities of issuers with market capitalizations of less than $200 million. The Portfolio may also invest in securities of issuers that, together with any predecessors, have been in continuous operation for less than three years.

     The Adviser generally intends to remain fully invested. However, as a temporary defensive measure, the Portfolio may hold some or all of its assets in cash or cash equivalents in domestic and foreign currencies, invest in domestic and foreign money market securities (including repurchase agreements), and purchase short-term debt securities of U.S. or foreign government or corporate issuers. The Portfolio may also purchase such securities if the Adviser believes they may be necessary to meet the Portfolio's liquidity needs.

     DRIEHAUS ASIA PACIFIC GROWTH FUND. The investment objective of the Portfolio is to maximize capital appreciation. The Portfolio pursues its objective by investing primarily in the equity securities of companies in the Asia Pacific region. The Portfolio considers Asia Pacific companies to be (i) companies organized under the laws of an Asia Pacific country or having securities which are traded principally on an exchange or over-the-counter in an Asia Pacific country; or (ii) companies which, regardless of where organized or traded, have a significant amount of assets located in and/or derive a significant amount of their revenues from goods purchased or sold, investments made, or services performed in or with Asia Pacific countries. Currently, Asia Pacific countries include Australia, The People's Republic of China (including Hong Kong), India, Indonesia, Japan, South Korea, Malaysia, New Zealand, Pakistan, the Philippines, Singapore, Sri Lanka, Taiwan and Thailand. At least 65% of the Portfolio's assets will be invested in Asia Pacific companies. There are no minimum limitations on the number of countries in which the Adviser can or must invest at a given time. There are no specific limitations on the percentage of assets that may be invested in securities of issuers located in any one country at a given time; the Portfolio may invest significant assets in any single Asia Pacific country. The Portfolio is a non-diversified fund. Current dividend income is not an investment consideration, and dividend income is incidental to the Portfolio's overall investment objective.

     Equity securities include common and preferred stock, depositary receipts, convertible debt and warrants, rights and options to purchase equity securities. The Portfolio also may utilize a wide range of other securities and derivative instruments to indirectly gain exposure to Asia Pacific securities, including but not limited to foreign investment companies, swap agreements and similar arrangements. The Portfolio may also invest in securities of issuers that, together with any predecessors, have been in continuous operation for less than three years.

     The Adviser currently expects that a substantial portion of the Portfolio's assets will be invested in securities in emerging markets. These markets are generally characterized by limited trading volume and greater volatility, and, as a result, the Portfolio may be subject to greater risks to the extent of its investments in such markets. To the extent a substantial portion of the Portfolio's assets are invested in a specific country, the Portfolio would be particularly subject to the risks associated with that country. As a general rule, investments in securities of Asia Pacific companies involve greater risks than U.S. investments.

     The Adviser generally intends to remain fully invested. However, as a temporary defensive measure, the Portfolio may hold some or all of its assets in cash or cash equivalents in domestic and foreign currencies, invest in domestic and foreign money market securities (including repurchase agreements), and purchase short-term debt securities of U.S. or foreign government or corporate issuers. The Portfolio may also purchase such securities if the Adviser believes they may be necessary to meet the Portfolio's liquidity needs.

     DRIEHAUS EMERGING MARKETS GROWTH FUND. The investment objective of the Portfolio is to maximize capital appreciation. The Portfolio pursues its objective by investing primarily in the equity securities of emerging market companies. Emerging market companies are (i) companies organized under the laws of an emerging market country or having securities which are traded principally on an exchange or over-the-counter in an emerging market country; or (ii) companies which, regardless of where organized or traded, have a significant amount of assets located in and/or derive a significant amount of their revenues from goods purchased or sold, investments made or services performed in or with emerging market countries. Currently, emerging markets include every country in the world other than the United States, Canada, Japan, Australia, New Zealand, Hong Kong, Singapore and most Western European Countries. At least 65% of the

Portfolio's assets will be invested in emerging markets companies. There are also no specific limitations on the percentage of assets that may be invested in securities of issuers located in any one country at a given time; the Portfolio may invest significant assets in any single emerging market country. The Portfolio is a non-diversified fund. Current dividend income is not an investment consideration and dividend income is incidental to the Portfolio's overall investment objective.

     Equity securities include common and preferred stock, depositary receipts, convertible debt and warrants, rights and options to purchase equity securities. The Portfolio also may utilize a wide range of other securities and derivative instruments to indirectly gain exposure to emerging market securities, including but not limited to foreign investment companies, swap agreements and similar arrangements. The Portfolio may also invest in securities of issuers, that, together with any predecessors, have been in continuous operation for less than three years.

     Emerging markets are generally characterized by limited trading volume and greater volatility. Moreover, the Portfolio is not limited to a specific percentage of assets that may be invested in a single emerging market country. Therefore, to the extent a substantial portion of the Portfolio's assets are invested in a specific country, the Portfolio would be particularly subject to the risks associated with that country.

     The Adviser generally intends to remain fully invested. However, as a temporary defensive measure, the Portfolio may hold some or all of its assets in cash or cash equivalents in domestic and foreign currencies, invest in domestic and foreign money market securities (including repurchase agreements), and purchase short-term debt securities of U.S. or foreign government or corporate issuers. The Portfolio may also purchase such securities if the Adviser believes they may be necessary to meet the Portfolio's liquidity needs.

PORTFOLIO INVESTMENTS AND RISK CONSIDERATIONS

     Each Portfolio may utilize from time to time utilize one or more of the investment practices described below to assist it in reaching its investment objective. These practices involve potential risks which are summarized below. In addition, the Statement of Additional Information contains more detailed or additional information about certain of these practices, the potential risks and/or the limitations adopted by each Portfolio to help manage such risks.

     All investments, including those in mutual funds, have risks. No investment is suitable for all investors. EACH PORTFOLIO IS INTENDED FOR LONG-TERM INVESTORS WHO CAN ACCEPT THE RISKS ENTAILED IN INVESTING IN FOREIGN SECURITIES. Of course, there can be no assurance that a Portfolio will achieve its objective.

     FOREIGN SECURITIES AND CURRENCIES. Investing outside the United States involves different opportunities and different risks than domestic investments. The Adviser believes that it may be possible to obtain significant returns from a Portfolio's portfolio of foreign investments and to achieve increased diversification in comparison to a personal investment portfolio invested solely in United States securities. An investor may gain increased diversification by adding securities from various foreign countries (i) which offer different investment opportunities, (ii) that are affected by different economic trends, and (iii) whose stock markets do not move in a manner parallel to United States markets. At the same time, these opportunities and trends involve risks that may not be encountered in United States investments.

     Investors should understand and consider carefully the greater risks involved in foreign investing. Investing in foreign securities -- positions which are generally denominated in foreign currencies -- and utilization of forward foreign currency exchange contracts involve certain considerations comprising both risks and opportunities not typically associated with investing in U.S. securities. These considerations include: fluctuations in exchange rates of foreign currencies; possible imposition of exchange control regulations or currency restrictions that would prevent cash from being brought back to the United States; less public information with respect to issuers of securities; less governmental supervision of stock exchanges, securities brokers, and issuers of securities; lack of uniform accounting, auditing and financial reporting standards; lack of uniform settlement periods and trading practices; less liquidity and frequently greater price volatility in foreign markets than in the United States; possible imposition of foreign taxes; possible investment in the securities of companies in developing as well as developed countries; the possibility of expropriation or confiscatory taxation, seizure or nationalization of foreign bank deposits or other assets, establishment of exchange controls, the adoption of foreign government restrictions and other adverse political, social or diplomatic developments that could affect investment in these nations; and sometimes less advantageous legal, operational and financial protections applicable to foreign subcustodial arrangements.

     To the extent portfolio securities are issued by foreign issuers or denominated in foreign currencies, a Portfolio's investment performance is affected by the strength or weakness of the U.S. dollar against these currencies. For example, if the dollar falls relative to the Japanese yen, the dollar value of a yen-denominated stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the yen-denominated stock will fall.

     EMERGING MARKET RISKS. The risks described above, including the risks of nationalization and expropriation of assets, are typically increased to the extent that a Portfolio invests in issuers located in less developed and developing nations, whose securities markets are sometimes referred to as "emerging markets." Investments in securities of issuers located in such countries are speculative and subject to certain special risks. The political and economic structures in many of these countries may be in their infancy and developing rapidly, and such countries may lack the social, political and economic characteristic of more developed countries. Certain of these countries have in the past failed to recognize private property rights and have at times nationalized and expropriated the assets of private companies. The currencies of certain emerging market countries have experienced devaluation relative to the U.S. dollar, and continued devaluations may adversely affect the value of a Portfolio's assets denominated in such currencies. Many emerging markets have experienced substantial, and in some periods extremely high, rates of inflation for many years. Continued inflation may adversely affect the economies and securities markets of such countries. In addition, unanticipated political or social developments may affect the value of a Portfolio's investments in these countries and the availability to the Portfolio of additional investments in these countries. The small size, limited trading volume and relative inexperience of the securities markets in these countries may make a Portfolio's investments in such countries illiquid and more volatile than investments in more developed countries, and the Portfolio may be required to establish special custodial or other arrangements before making investments in these countries. There may be little financial or accounting information available with respect to issuers located in these countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.

     SMALL AND MEDIUM-SIZED COMPANIES. Each of the Portfolios may invest in the securities of small and medium-sized companies. While small and medium-sized companies generally have the potential for rapid growth, the securities of these companies often involve greater risks than investments in larger, more established companies because small and medium-sized companies may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. In addition, in many instances the securities of small and medium-sized companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies. Therefore, the securities of small and medium-sized companies may be subject to greater and more abrupt price fluctuations. When making large sales, a Portfolio may have to sell portfolio holdings at discounts from quoted prices or may have to make a series of small sales over an extended period of time due to the trading volume of small and medium-sized company securities. Investors should be aware that, based on the foregoing factors, an investment in a Portfolio may be subject to greater price fluctuations than an investment in a fund that invests primarily in larger, more established companies. The Adviser's research efforts may also play a greater role in selecting securities for a Portfolio than in a fund that invests in larger, more established companies. The same risk factors apply to start-up companies.

     CURRENCY HEDGING. Most of the Portfolios' assets will be invested in foreign securities. As a result, in addition to the risk of change in the market value of portfolio securities, the value of the portfolio in U.S. dollars is subject to fluctuations in the exchange rate between the foreign currencies and the U.S. dollar. When, in the opinion of the Adviser, it is desirable to limit or reduce exposure in a foreign currency to moderate potential changes in the U.S. dollar value of the portfolio, the Portfolios may enter into a forward currency exchange contract to sell or buy such foreign currency (or another foreign currency that acts as a proxy for that currency) ("forward currency contract"). Through the contract, the U.S. dollar value of certain underlying foreign portfolio securities can be approximately matched by an equivalent U.S. dollar liability. This technique is known as "currency hedging." By locking in a rate of exchange, currency hedging is intended to moderate or reduce the risk of change in the U.S. dollar value of a portfolio only during the period of the forward contract. Forward currency contracts usually are entered into with banks and broker-dealers, are not exchange traded and, while they are usually for less than one year, may be renewed. A default on a contract would deprive a Portfolio of unrealized profits or force the Portfolio to cover its commitments for purchase or sale of currency, if any, at the current market price.

     The use of forward currency contracts (for transaction or portfolio hedging) will not eliminate fluctuations in the prices of portfolio securities or prevent loss if the price of such securities should decline. In addition, such forward currency contracts will diminish the benefit of the appreciation in the U.S. dollar value of that foreign currency.

     SETTLEMENT TRANSACTIONS. When a Portfolio enters into a contract for the purchase or sale of a foreign portfolio security, it usually is required to settle the purchase transaction in the relevant foreign currency or receive the proceeds of the sale in that currency. In either event, the Portfolio is obliged to acquire or dispose of an appropriate amount of foreign currency by selling or buying an equivalent amount of U.S. dollars. At or near the time of the purchase or sale of the foreign portfolio security, the Portfolio may wish to lock in the U.S. dollar value of a transaction at the exchange rate or rates then prevailing between the U.S. dollar and the currency in which the security is denominated. Transaction hedging may be accomplished on a forward basis, whereby the Portfolio purchases or sells a specific amount of foreign currency, at a price set at the time of the contract, for receipt or delivery at either a specified date or at any time within a specified time period. Transaction hedging also may be accomplished by purchasing or selling such foreign currencies on a "spot," or cash, basis. In so doing, the Portfolio will attempt to insulate itself against possible losses and gains resulting from a change in the relationship between the U.S. dollar and the foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received and the transaction settled. Similar transactions may be entered into by using other currencies if the Portfolio seeks to move investments denominated in one currency to investments denominated in another. The Portfolio may also settle certain trades in U.S. dollars, in which case the broker will engage in any transaction hedging necessary and will build the cost of the hedging into the cost of the securities traded. The use of currency transactions can result in the Portfolio incurring losses as a result of a number of factors, including the imposition of exchange controls, suspension of settlements or the inability to deliver or receive a specified currency.

     DERIVATIVES. In seeking to achieve its desired investment objective, provide additional revenue or hedge against changes in security prices, interest rates or currency fluctuations, each Portfolio may: (1) purchase and write both call options and put options on securities, indexes and foreign currencies; (2) enter into interest rate, index and foreign currency futures contracts; (3) write options on such futures contracts; (4) purchase other types of forward or investment contracts linked to individual securities, indexes or other benchmarks; and (5) enter into various equity or interest rate transactions, such as swaps, caps, floors or collars, and may enter into various currency transactions such as forward currency contracts, currency futures contracts, currency swaps or options on currencies ("derivatives"). (For these purposes, forward currency contracts are not considered derivatives.) In each case, the value of the instrument or security is "derived" from the performance of an underlying asset or a "benchmark" such as a security index, an interest rate or a currency. In general, swaps are agreements pursuant to which the Portfolio contracts with a bank or broker/dealer to receive a return based on or indexed to the performance of an individual security or a basket of securities. Each Portfolio may write a call or put option only if the option is covered. As the writer of a covered call option, each Portfolio forgoes, during the option's life, the opportunity to profit from increases in market value of the security covering the call option above the sum of the premium and the exercise price of the call. There can be no assurance that a liquid market will exist when a Portfolio seeks to close out a position. In addition, because futures positions may require low margin deposits, the use of futures contracts involves a high degree of leverage and may result in losses in excess of the amount of the margin deposit. For additional information on derivatives, please refer to the Statement of Additional Information. If types of derivatives other than those described herein become available in the future, a Portfolio may also use those investment vehicles, provided the Fund's Board of Trustees determines that their use is consistent with the Portfolio's investment objective.

     Derivatives are most often used to manage investment risk or to create an investment position indirectly because they are more efficient or less costly than direct investment. They also may be used in an effort to enhance portfolio returns; however, because of the uncertainties associated with their use portfolio returns may be decreased by the use of derivatives. The successful use of derivatives depends on the Adviser's ability to correctly predict changes in the levels and directions of movements in currency exchange rates, security prices, interest rates and other market factors affecting the derivative itself or the value of the underlying asset or benchmark. In addition, correlations in the performance of an underlying asset to a derivative may not be well established. Finally, privately negotiated and over-the-counter derivatives may not be as well regulated and may be less marketable than exchange-traded derivatives.

     ILLIQUID SECURITIES. Each Portfolio may invest up to 15% of its net assets in illiquid securities. Illiquid securities are those securities that are not readily marketable, including restricted securities and repurchase obligations maturing in more than seven days. Certain restricted securities that may be resold to institutional investors under Rule 144A of the Securities Act of 1933, and Section 4(2) commercial paper may be determined to be liquid under guidelines adopted by the Fund's Board of Trustees. The absence of a trading market can make it difficult to ascertain a market value for illiquid or restricted securities. Disposing of illiquid or restricted securities may involve time-consuming negotiations and legal expenses, and it may be difficult or impossible for a Portfolio to sell them promptly at an acceptable price.

     CONVERTIBLE SECURITIES. By investing in convertible securities, a Portfolio obtains the right to benefit from the capital appreciation potential in the underlying stock upon exercise of the conversion right, while earning higher current income than would be available if the stock were purchased directly. In determining whether to purchase a convertible security, the Adviser will consider substantially the same criteria that would be considered in purchasing the underlying stock. While convertible securities purchased by the Portfolios are frequently rated investment grade, a Portfolio also may purchase unrated securities or securities rated below investment grade if the securities meet the Adviser's other investment criteria. Each Portfolio does not currently intend to invest more than 5% of its total assets in below investment grade convertible securities. Convertible securities rated below investment grade (a) tend to be more sensitive to interest rate and economic changes, (b) may be obligations of issuers who are less creditworthy than issuers of higher quality convertible securities, and (c) may be more thinly traded due to such securities' being less well known to investors than either common stock or conventional debt securities. As a result, the Adviser's own investment research and analysis tends to be more important in the purchase of such securities than other factors.

     DEBT SECURITIES. In pursuing its investment objective, under normal market conditions, each Portfolio may invest up to 35% of its total assets in nonconvertible debt securities. Investments in such debt securities are limited to those that are rated within the four highest grades (generally referred to as "investment grade") assigned by a nationally or internationally recognized statistical rating organization. Investments in unrated debt securities are limited to those deemed to be of comparable quality by the Adviser. Securities in the fourth-highest grade may possess speculative characteristics. If the rating of a security held by the Portfolio is lost or reduced below investment grade, the Portfolio is not required to dispose of the security. The Adviser will, however, consider that fact in determining whether the Portfolio should continue to hold the security. The risks inherent in a debt security depend primarily on its term and quality, as well as on market conditions. A decline in the prevailing levels of interest rates generally increases the value of debt securities. Conversely, an increase in rates usually reduces the value of debt securities.

     PORTFOLIO TURNOVER. A Portfolios annual turnover rate indicates changes in its portfolio investments. A Portfolio will not consider portfolio turnover rate a limiting factor in making investment decisions consistent with its investment objective and policies. It is anticipated that the Portfolios will each experience high rates of portfolio turnover. High portfolio turnover in any year will result in payment by a Portfolio of above-average amounts of transaction costs and could result in the payment by Shareholders of above-average amounts of taxes on realized investment gains. Under normal market conditions, only securities that increase in value shortly after purchase and that generally continue to increase in value (although they may experience temporary stagnant or declining periods) will be retained by the Portfolios. Securities sold by a Portfolio may be purchased again at a later date if the Adviser perceives that the securities are again "timely." In addition, portfolio adjustments will be made when conditions affecting relevant markets, particular industries or individual issues warrant such action. In light of these factors and the historical volatility of foreign growth stocks, the Portfolios are likely to experience high portfolio turnover rates, i.e., over 550% for the Asia Pacific Growth Fund and over 400% for the Emerging Markets Growth Fund, but portfolio turnover rates may vary significantly from year to year. The portfolio turnover rate for the International Growth Fund was 380% during its most recent fiscal period (not annualized). Portfolio turnover may also be affected by sales of portfolio securities necessary to meet cash requirements for redemptions of shares.

     PORTFOLIO TRANSACTIONS. The Adviser uses the trading room staff of Driehaus Securities Corporation ("DSC"), an affiliate of the Adviser, to place the orders for the purchase and sale of portfolio securities, and options and futures transactions for the Portfolios. In doing so, the Adviser seeks to obtain the best combination of price and execution, which involves a number of judgmental factors. Purchases and sales of securities, futures or options on futures on an exchange (including a board of trade), and options on securities may be effected through securities brokers or futures commissions merchants that charge a commission or fee for their services. Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, DSC. In order for DSC to effect any such transaction as a broker for a Portfolio, the commissions, fees or other remuneration received by DSC must be reasonable and fair, compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities, futures or options on futures being purchased or sold on an exchange during a comparable period of time. This standard would allow DSC to receive no more than the remuneration that would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Board of Trustees, including a majority of the Trustees who are not "interested" Trustees, has adopted procedures that are reasonably designed to provide that any commissions, fees or other remuneration paid to DSC are consistent with the foregoing standard. Brokerage transactions with DSC are also subject to such fiduciary standards as may be imposed upon DSC by applicable law. The Portfolios each anticipate that most (or all) transactions for the purchase or sale of American Depositary Receipts will be placed through DSC, so long as the criteria for using an affiliated broker are met.

     FOREIGN INVESTMENT COMPANIES. The Portfolios may each invest in foreign investment companies. Some countries may not permit direct investment by outside investors. Investments in such countries may only be permitted through foreign government-approved or government-authorized investment vehicles, which may include other investment companies. In addition, it may be less expensive and more expedient for a Portfolio to invest in a foreign investment company in a country that permits direct foreign investment. Investing through such vehicles may involve layered fees or expenses. The Portfolios do not intend to invest in such investment companies unless, in the judgment of the Adviser, the potential benefits of such investments justify the payment of any associated fees or expenses.

     REPURCHASE AGREEMENTS. Each Portfolio may invest in repurchase agreements, provided that it will not invest more than 15% of its net assets in repurchase agreements maturing in more than seven days and any other illiquid securities. A repurchase agreement involves the sale of securities to a Portfolio, with the concurrent agreement of the seller to repurchase the securities at the same price plus an amount representing interest at an agreed-upon interest rate within a specified period of time, usually less than one week, but, on occasion, at a later time. Repurchase agreements entered into by a Portfolio will be fully collateralized and will be marked-to-market daily. In the event of a bankruptcy or other default of a seller of a repurchase agreement, a Portfolio could experience both delays in liquidating the underlying securities and losses, including: (a) possible decline in the value of the collateral during the period while the Portfolio seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights.

     WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES; REVERSE REPURCHASE
AGREEMENTS. Each Portfolio may purchase or sell securities on a when-issued or delayed-delivery basis. Although the payment and interest terms of these securities are established at the time the Portfolio enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed. The Portfolio makes such purchase commitments only with the intention of actually acquiring the securities, but may sell the securities before settlement date if the Adviser deems it advisable for investment reasons. Each Portfolio may utilize spot and forward foreign currency exchange transactions to reduce the risk inherent in fluctuations in the exchange rate between one currency and another when securities are purchased or sold on a when-issued or delayed-delivery basis.

     Each Portfolio may enter into reverse repurchase agreements with banks and securities dealers. A reverse repurchase agreement is a repurchase agreement in which a Portfolio is the seller of, rather than the investor in, securities and agrees to repurchase them at an agreed-upon time and price. Use of a reverse repurchase agreement may be preferable to a regular sale and later repurchase of securities because it avoids certain market risks and transaction costs.

     At the time a Portfolio enters into a binding obligation to purchase securities on a when-issued basis or enters into a reverse repurchase agreement, liquid assets (cash, U.S. Government securities or other "high-grade" debt obligations) of the Portfolio having a value at least as great as the purchase price of the securities to be purchased will be segregated on the books of the Portfolio and held by the custodian throughout the period of the obligation. The use of these investment strategies, as well as borrowing under a line of credit as described below, may increase net asset value fluctuation.

     LENDING PORTFOLIO SECURITIES. Each Portfolio may lend its portfolio securities to broker-dealers and banks, provided that it may not lend securities if, as a result, the aggregate value of all securities loaned would exceed
33 1/3% of its total assets. Any such loan must be continuously secured by collateral (cash or U.S. Government securities). In the event of bankruptcy or other default of the borrower, a Portfolio could experience delays in both liquidating the loan collateral and recovering the loaned securities and losses.

     DIVERSIFICATION. Each Portfolio is non-diversified, meaning that it is not limited in the proportion of its assets that it may invest in the obligations of a single issuer or in a single country. Each Portfolio will, however, comply with diversification requirements imposed by the Internal Revenue Code for qualification as a regulated investment company. As a non-diversified fund, each Portfolio may invest a greater proportion of its assets in the obligations of a small number of issuers, and may be subject to greater risk and substantial losses as a result of changes in the financial condition or the market's assessment of the issuers.

RESTRICTIONS ON EACH PORTFOLIO'S INVESTMENTS

     Each Portfolio will not: (1) act as an underwriter for securities; (2) purchase or sell real estate or commodities (except futures contracts and forward currency contracts); (3) make loans (except that it may purchase debt obligations, invest in repurchase agreements and loan portfolio securities, subject to certain limitations); (4) borrow money (except that it may borrow up to 33 1/3% of its total assets as a temporary measure for extraordinary or emergency purposes); (5) invest 25% or more of its total assets in securities of issuers of any particular industry (excluding U.S. Government securities); or
(6) issue any senior security (except to the extent permitted under the Investment Company Act of 1940). The policies summarized in this paragraph and each Portfolio's investment objective along with any investment policies designated as fundamental are fundamental policies and, as such, can be changed only with the approval of a "majority of the outstanding voting securities" of a Portfolio as defined in the Investment Company Act of 1940. All of the investment restrictions are set forth in the Statement of Additional Information.

                             HOW TO PURCHASE SHARES
--------------------------------------------------------------------------------

     In order to purchase shares, an investor must fill out an Application. The initial purchase minimum per account is $100,000. The minimum subsequent purchase is $20,000. These minimums may be waived in the discretion of the Fund. If an order is placed at or prior to the close of regular trading on the New York Stock Exchange (the "NYSE") (3:00 p.m., Central time) on any business day, the purchase of shares is executed at the net asset value determined as of the closing time that day. If the order is placed after that time, it will be effected on the next business day. All purchases are confirmed to the investor in writing except purchases made by reinvestment of dividends, which will be confirmed quarterly. If no indication is made on the Application, dividends and distributions payable by a Portfolio are automatically reinvested in additional shares of the Portfolio.

     Purchase orders must be submitted to the Fund together with payment for the purchase price of the shares ordered and, in the case of a new account, a completed Application, to Driehaus Mutual Fund, c/o PFPC, P.O. Box 8855, Wilmington, DE 19899-8855, or for overnight deliveries, to Driehaus Mutual Funds, c/o PFPC, 400 Bellevue Parkway, Suite 108, Wilmington, DE 19809-3710. Payment may be made by check or wire transfer. Checks must be made payable to the Fund. Checks from persons who are not advisory clients of the Adviser or who do not have a brokerage account with Driehaus Securities Corporation must be bank or certified checks. The Fund, at its option, may accept a check for $25,000 or less that is not a bank or certified check and may accept a check initiated by brokers or mutual fund complexes. A purchase order on behalf of a client who has an investment advisory account with the Adviser or a brokerage account with Driehaus Securities Corporation is effected upon confirmation of a verified credit balance at least equal to the amount of the purchase order (subject to the minimum investment requirements set forth above).

     Financial institutions designated by the Fund's Board of Trustees (including Charles Schwab Co., Inc.) may accept purchase and redemption orders on behalf of the Fund or may appoint a sub-designee to do so. The Fund will be deemed to have received a purchase or redemption order when a designated financial institution or its sub-designee accepts such order. All orders will be priced at a Portfolio's net asset value next computed after they are accepted by such designated financial institution.

     Certain broker-dealers, financial institutions or other service providers that have entered into an agreement with the Fund may enter purchase orders on behalf of their customers by phone, with payment to follow within several days as specified in the agreement. The Fund may effect such purchase orders at the net asset value next determined after receipt of the telephone purchase order. It is the responsibility of the broker-dealer, financial institution or other service provider to place the order with the Fund on a timely basis. If payment is not received within the time specified in the agreement, the broker-dealer, financial institution or other service provider could be held liable for any resulting fees or losses.

     Wire transfer instructions are as follows:

     Driehaus International Growth Fund:
     PNC Bank, N.A., ABA #: 031-000-053, Credit: Driehaus Purchase Account, Bank Account #: 86-1108-2419, Driehaus International Growth Fund, Fund #001, Further Credit: (Shareholders Name/Acct #).

     Driehaus Asia Pacific Growth Fund:
     PNC Bank, N.A., ABA #: 031-000-053, Credit: Driehaus Purchase Account, Bank Account #: 86-1108-2419, Driehaus Asia Pacific Growth Fund, Fund #002, Further Credit: (Shareholders Name/Acct #).

     Driehaus Emerging Markets Growth Fund:
     PNC Bank, N.A., ABA #: 031-000-053, Credit: Driehaus Purchase Account, Bank Account #: 86-1108-2419, Driehaus Emerging Markets Growth Fund, Fund #003, Further Credit: (Shareholders Name/Acct #).

     Individual Retirement Accounts ("IRAs") may also be established. For details, call 1-800-560-6111. Investors should also read the IRA Disclosure Statement and Bank Custodial Agreement for further details on eligibility, service fees and tax implications.

     Shares of each Portfolio are offered only to residents of states and other jurisdictions in which the shares are available for purchase. The Fund reserves the right not to accept any purchase order that it determines not to be in the best interests of the Fund or its shareholders. The Fund also reserves the right to change its investment minimums without notice.

     PURCHASES THROUGH THIRD PARTIES. Investors may purchase (or redeem) shares through investment dealers or other financial institutions. These institutions may charge for their services or place limitations on the extent to which investors may use the services offered by the Fund. There are no charges or limitations imposed by the Fund, other than those described in this prospectus, if shares are purchased (or redeemed) directly from the Fund.

                              HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

     BY WRITTEN REQUEST. Shares of a Portfolio may be redeemed by submitting a written request in good order" to the Fund at Driehaus Mutual Funds, c/o PFPC, P.O. Box 8855, Wilmington, DE 19899-8855. A redemption request will be considered to have been received in good order if the following conditions are satisfied:

     (1) The request must be in writing and must indicate the number of shares or dollar amount to be redeemed and identify the shareholder's account number;

     (2) The request must be signed by the shareholder(s) exactly as the shares are registered;

     (3) Unless the proceeds of the redemption are $50,000 or less and the proceeds are payable to the shareholder of record at the address of record, the signatures on the written redemption request must be guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other eligible financial institution;

     (4) Corporations and associations must submit with each request a completed certificate of authorization in a form of resolution acceptable to the Fund; and

     (5) The request must include other supporting legal documents as required from organizations, executors, administrators, trustees or others acting on accounts not registered in their names.

     GENERAL REDEMPTION POLICIES. A shareholder may not cancel or revoke a redemption order once instructions have been received and accepted. The Fund cannot accept a redemption request that specifies a particular date or price for redemption or any special conditions.

     The price at which a redemption order will be executed is the net asset value next determined after proper redemption instructions are received. (See "Net Asset Value".) Because the redemption price received depends upon the Fund's net asset value per share at the time of redemption, it may be more or less than the price originally paid for the shares and may result in a realized capital gain or loss.

     The Fund, in its sole discretion, may accept telephonic redemption requests from broker-dealers, financial institutions or other service providers and, under certain circumstances, from accounts that contain over $1,000,000 at the time the redemption request is made. The Fund reserves the right to refuse a telephone redemption request if it believes it advisable to do so. Once a telephone redemption request is placed it cannot be canceled or modified. Investors will bear the risk of loss from fraudulent or unauthorized instructions received over the telephone provided that the Fund reasonably believes that such instructions are genuine. The Fund and its transfer agent employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The Fund may incur liability if it does not follow these procedures. Because of increased telephone volume, investors may experience difficulty in implementing a telephone redemption during periods of dramatic economic or market changes.

     The Fund will generally mail payment for shares redeemed within seven days after proper instructions are received. If so requested, the Fund will pay proceeds by wire, usually on the next business day. The Fund is not responsible for the efficiency of the federal wire system or the shareholder's financial services firm or bank. The Fund currently charges a shareholder $25 for wire transfers. The shareholder is responsible for any charges imposed by the shareholder's firm or bank. There is a $50,000 wire redemption minimum. Redemptions of shares within 15 days after they have been purchased by check may be delayed until it can be verified that payment for the purchase of those shares has been (or will be) collected. Such delays may be avoided if shares are purchased by certified or bank check or by wire transfer.

     The Fund reserves the right to redeem shares in any account and send the proceeds to the owner if immediately after a redemption, the shares in the account do not have a value of at least $50,000. A shareholder would be notified that the account is below the minimum and would be allowed 30 days to increase the account before the redemption is processed.

     Shares in any account maintained with the Fund may be redeemed by the Fund to the extent necessary to reimburse the Fund for any loss it sustains that is caused by a shareholder (such as losses from uncollected checks for the purchase of shares, or any Fund liability under the Internal Revenue Code provisions on backup withholding).

                                NET ASSET VALUE
--------------------------------------------------------------------------------

     Purchases and redemptions are made at a Portfolio's net asset value per share next calculated after receipt of a purchase order and payment or written redemption request in good form. The net asset value is determined as of the regular close of the New York Stock Exchange ("NYSE") (3:00 p.m., Central time) on each day the NYSE is open for trading. Net asset value per share is determined by dividing the difference between the values of the Portfolio's assets and liabilities by the number of the Portfolio's shares outstanding.

                            DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

     DISTRIBUTIONS. Income dividends for each Portfolio, if any, are normally declared and paid annually. Each Portfolio intends to distribute by the end of each calendar year at least 98% of any net investment income for the calendar year plus 98% of net capital gains realized from the sale of securities net of any realized foreign exchange gains or losses during the 12 month period ended October 31 in that year, if any. Each Portfolio intends to distribute any undistributed net investment income and net realized capital gains in the following year. Gains or losses attributable to fluctuations in exchange rates which occur between the time a Portfolio accrues receivables or liabilities denominated in a foreign currency and the time the Portfolio actually collects such receivables, or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures and forward contracts, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition are also treated as ordinary gain or loss. These gains or losses, referred to under the Internal Revenue Code as "Section 988" gains or losses, may increase or decrease the amount of a Portfolio's taxable income to be distributed to its shareholders as ordinary income.

     All income dividends and capital gain distributions will be reinvested in additional shares unless an investor elects to have distributions either (1) paid by check or (2) deposited by electronic transfer into a bank checking account. Reinvestment into the same Portfolio account normally occurs one business day after the record date. If an investor chooses to receive distributions in cash, a distribution check normally will be mailed approximately 15 days after the record date. Each Portfolio reserves the right to reinvest the proceeds and future distributions in additional Portfolio shares if distribution checks are returned as undeliverable or are not presented for payment within six months.

     U.S. FEDERAL INCOME TAXES. Each Portfolio of the Fund is treated as a separate entity for accounting and tax purposes. The International Growth Fund has qualified and elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code and intends to continue to so qualify. The other Portfolios intend to qualify and will elect at the filing of their first tax returns to be treated as regulated investment companies under Subchapter M of the Internal Revenue Code.

     Distributions will be taxable, under federal income tax law, whether received in cash or reinvested in additional shares. For federal income tax purposes, any distribution that is paid in January but was declared in October, November or December of the prior calendar year is deemed paid in the prior calendar year. When buying shares of a Portfolio on or before the record date of a dividend, shareholders should be aware that the amount of any forthcoming dividend payment, although in effect a return of capital to that particular shareholder, will be taxable as described below.

     Dividends derived from net investment income and net short-term capital gain will be subject to federal income tax at ordinary rates. Distributions of net long-term capital gain will be taxable as long-term capital gain regardless of the length of time the shares have been held. Long-term capital gain distributions received by individual shareholders with regard to sales or exchanges on or before May 6, 1997 will be taxed at a maximum rate of 28%. Long-term capital gain distributions received by individual shareholders with regard to sales or exchanges after May 6, 1997 will be taxed at a maximum rate of 20% (10% for individuals in the lowest tax bracket) if such sales or exchanges relate to securities held more than 18 months and at a maximum rate of 28% (15% for individuals in the lowest tax bracket) if such sales or exchanges relate to securities held more than 12 months but not more than 18 months. It is not anticipated that dividends paid by a Portfolio will qualify for the dividends received deduction available to corporate shareholders.

     Gains and losses attributable to fluctuations on the value of foreign currencies will be generally characterized as ordinary gain or loss.

     Each Portfolio will advise shareholders annually as to the source of distributions for tax purposes. If a shareholder is not subject to tax on income, the shareholder will not be required to pay federal income tax on these amounts.

     If a loss is realized on the sale of Portfolio shares held for six months or less, any short-term loss resulting from the sale is recharacterized as long-term to the extent of any long-term capital gain distributions received with respect to those shares.

     FOREIGN INCOME TAXES. Investment income received by each Portfolio from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries that entitle each Portfolio to a reduced rate of tax or exemption from tax on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Portfolio's assets to be invested within various countries will fluctuate and the extent to which tax refunds will be recovered is uncertain. Each Portfolio intends to operate so as to qualify for treaty-reduced tax rates where applicable.

     To the extent that a Portfolio is liable for foreign income taxes, the Portfolio intends to operate so as to meet the requirements of the U.S. Internal Revenue Code to "pass through" to the Portfolio's shareholders foreign income taxes paid, but there can be no assurance that the Portfolio will be able to do so. If this election is made, shareholders will be able to claim a credit or deduction on their income tax returns for, and will be required to treat as part of the amounts distributed to them, their pro rata portion of the income taxes paid by the Portfolio to foreign countries (which taxes relate primarily to investment income). The shareholders of the Portfolio may claim a credit by reason of the Portfolio's election, subject to certain limitations imposed by the Code. Also, under the Code, no deduction for foreign taxes may be claimed by individual shareholders who do not elect to itemize deductions on their federal income tax returns, although such a shareholder may claim a credit for foreign taxes and in any event will be treated as having taxable income in the amount of the shareholder's pro rata share of foreign taxes paid by the Portfolio. If a Portfolio does not make such an election, the foreign taxes paid by the Portfolio will reduce the Portfolio's net investment income.

     BACKUP WITHHOLDING. The Fund may be required to withhold federal income tax ("backup withholding") at a 31% rate from taxable dividend and redemption proceeds paid to certain shareholders. Backup withholding may be required if:

     - An investor fails to furnish the investor's properly certified social security or other tax identification number;

     - An investor fails to certify that the investor's tax identification number is correct or that the investor is not subject to backup withholding due to the under-reporting of certain income; or

     - The Internal Revenue Service informs the Fund that the investor's tax identification number is incorrect.

     These certifications are contained in the Application that should be completed and returned when opening an account. Each Portfolio must promptly pay to the IRS all amounts withheld. Therefore, it is usually not possible for a Portfolio to reimburse a shareholder for amounts withheld. A shareholder may, however, claim the amount withheld as a credit on the shareholder's federal income tax return.

     The foregoing discussion of U.S. and foreign taxation is not intended to be a full discussion of income tax laws and their effect on shareholders. U.S. and foreign shareholders should consult their tax advisers as to the tax consequences of ownership of any Portfolio shares.

                               INVESTMENT RETURN
--------------------------------------------------------------------------------

     The total return from an investment in each Portfolio is measured by the distributions received (assuming reinvestment), plus or minus the change in the net asset value per share for a given period. A total return percentage may be calculated by dividing the value of a share at the end of the period (including reinvestment of distributions) by the value of the share at the beginning of the period and subtracting one. For a given period, an average annual total return may be calculated by finding the average annual compounded rate that would equate a hypothetical $1,000 investment to the ending redeemable value.

     Comparison of a Portfolio's total return with alternative investments should consider differences between the Portfolio and the alternative investments, the periods and methods used in the calculation of the return being compared, and the impact of taxes on alternative investments. Of course, past performance is not necessarily indicative of future results.

     The table below shows, as of August 31, 1997, the International Growth Funds average annual total returns for the one-year, five-year, and since inception (July 1, 1990) periods. The International Growth Fund's performance data includes the performance of the Driehaus International Large Cap Fund, L.P. (the "Limited Partnership") for the periods before the Portfolio's registration statement became effective. The Limited Partnership, which was established on July 1, 1990, was managed following substantially the same objective, policies and philosophies as are currently followed by the International Growth Fund. The International Growth Fund succeeded to the Partnership's assets on October 28, 1996. The Limited Partnership was not registered under the Investment Company Act of 1940 ("1940 Act") and thus was not subject to certain investment and operational restrictions that are imposed by the 1940 Act. If the Limited Partnership had been registered under the 1940 Act, its performance may have been adversely affected. The Limited Partnership's performance was restated to reflect estimated expenses of the International Growth Fund. Also shown for comparison is the performance for the same time periods for the Morgan Stanley Capital International Europe, Australia and Far East Index (the "EAFE Index"). The EAFE Index is a widely recognized benchmark of non-U.S. stock markets. It is composed of a sample of companies representative of the market structure of 18 European and Pacific Basin countries. Performance is historical and does not represent future results. Investment returns and principal value vary, and there may be a gain or loss when shares are sold.

                           INTERNATIONAL GROWTH FUND
      AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDING AUGUST 31, 1997

                                                                                  SINCE
                                                                                INCEPTION
                                                        ONE-YEAR    5-YEAR    (JULY 1, 1990)
                                                        --------    ------    --------------
International Growth Fund...........................     18.73%     20.75%        16.67%
EAFE Index (in U.S. dollars)........................      9.05%     10.67%         5.93%

     As of the date of this prospectus, the other Portfolios do not have performance records.

                             MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

     TRUSTEES AND ADVISER. The Board of Trustees of the Fund has overall management responsibility. See the Statement of Additional Information for the names of and additional information about the trustees and officers. The Fund's Adviser, Driehaus Capital Management, Inc., 25 East Erie Street, Chicago, Illinois 60611, is responsible for managing the Fund, subject to the direction of the Board of Trustees. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940. The Adviser was organized in 1982 -- and currently manages $2.3 billion in assets. The Adviser is wholly owned by Richard H. Driehaus.

     PORTFOLIO MANAGER -- DRIEHAUS INTERNATIONAL GROWTH FUND. William R. Andersen, a Vice President of Adviser, has managed the Portfolio since the commencement of operations in October of 1996. Prior to the Portfolio's commencement, Mr. Andersen was the portfolio manager for the Limited Partnership since its inception in July 1990. Mr. Andersen has primary responsibility for making all investment decisions on behalf of the Portfolio. He is assisted by portfolio analysts who specialize in various markets, including Western Europe, Asia Pacific, Canada and emerging markets. In addition to the Portfolio, Mr. Andersen is the portfolio manager for three Canadian mutual funds, including a global fund. Mr. Andersen also supervises Mr. Brewer and Mr. Ritter (the portfolio managers listed below) in their roles as analysts for their respective regions and markets of the world. He does not, however, supervise or participate in investment decision-making for the Asia Pacific Growth Fund or the Emerging Markets Growth Fund.

     Mr. Andersen was born in 1959 and is a graduate of Stanford University, where he received a B.A. in economics in 1981. In 1985, Mr. Andersen received his M.B.A. from the University of Chicago, where he concentrated in finance. Mr. Andersen is a Chartered Financial Analyst. Mr. Andersen has been employed by DSC and the Adviser since 1985. From 1985 to 1989, Mr. Andersen was employed by DSC as a security analyst and, as such, was responsible for several industry groups in which DSC maintained investments for clients. In May 1989, while continuing to act as a senior investment analyst for DSC, Mr. Andersen became a portfolio manager for the Adviser.

     PORTFOLIO MANAGER -- DRIEHAUS ASIA PACIFIC GROWTH FUND. Mr. Eric J. Ritter has managed the Portfolio since its inception. Mr. Ritter, an Asia Pacific analyst with the Adviser, has responsibility for making all investment decisions on behalf of the Portfolio.

     Mr. Ritter was born in 1963 and received his B.A. in economics from the State University of New York at Oswego in 1984. He earned a master's degree in international relations from Columbia University in 1987. Thereafter, Mr. Ritter worked as a consultant in Hong Kong in 1987-88, consulting primarily with Fortune 500 companies on investment and market strategy for Asia. From late 1988 to 1990, he worked for Baring Securities as an equity analyst conducting research on listed companies in Singapore and Malaysia. Mr. Ritter then moved back to the United States to work in equity research and sales, covering the Southeast Asia markets, for

Crosby Securities and W.I. Carr, both registered broker-dealers, prior to joining the Investment Adviser in June 1996.

     PORTFOLIO MANAGER -- DRIEHAUS EMERGING MARKETS GROWTH FUND. Mr. Emery R. Brewer has managed the Portfolio since its inception. Mr. Brewer, an emerging markets analyst with the Adviser, has responsibility for making all investment decisions on behalf of the Portfolio.

     Mr. Brewer was born in 1963 and received his B.S. in economics from the University of Utah in 1986. From 1987 to 1988, he worked as a securities broker at Wilson Davis & Co., focusing primarily on NASDAQ listed companies. From 1989 to 1990, he worked for Dean Witter Reynolds as a broker, focusing primarily on equity and fixed-income investments. After earning his M.B.A. from the University of Rochester in 1992, he worked as an adviser to the capital markets group of Investicini Banka (the third largest bank in and former investment bank of the Czech Republic), focusing primarily on valuation and analysis of Czech companies. Mr. Brewer became a consultant to the Investment Adviser in 1993 prior to joining the Investment Adviser as an international securities analyst in November 1994.

     FEES AND EXPENSES. In return for its services, the Adviser receives a monthly fee from the Fund, computed and accrued daily, at an annual rate of 1.5% of average net assets of each Portfolio. This fee is higher than the fees paid by most mutual funds.

     ADMINISTRATOR. PFPC Inc. ("PFPC") is the administrator for the Fund. In such capacity, PFPC assists the Fund in all aspects of its administration and operation, including certain accounting services.

     TRANSFER AGENT. PFPC is the agent of the Fund for the transfer of shares, disbursement of dividends and maintenance of shareholder accounting records.

     CUSTODIAN. Morgan Stanley Trust Company (the "Custodian") is the custodian for the Fund. Foreign securities are maintained in the custody of foreign banks and trust companies that are members of the Custodian's Global Custody Network or foreign depositories used by such members.

                     ORGANIZATION AND DESCRIPTION OF SHARES
--------------------------------------------------------------------------------

     The Fund is a Delaware business trust organized under an Agreement and Declaration of Trust ("Declaration of Trust") dated May 31, 1996. The Declaration of Trust may be amended by a vote of either the Fund's shareholders or its trustees. The Fund may issue an unlimited number of shares, in one or more series or classes as the Board may authorize. Currently, three series are authorized and outstanding.